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                                                                   Exhibit 23(d)







                        CONSENT OF KPMG PEAT MARWICK LLP

         We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Proxy
Statement/Prospectus and Offer to Redeem.









Jacksonville, Florida                     /s/  KPMG Peat Marwick LLP
November 5, 1998                          ------------------------------------